FAIR VALUE OF FINANCIAL INSTRUMENTS - Change in Balance of Financial Assets Classified as Level 3 (Details) - Recurring fair value measurement - Level 3 - USD ($) $ in Millions	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Reconciliation of changes in fair value measurement, assets [abstract]
Balance at beginning of year	$ 251	$ 230
Fair value change recorded in net income	3	8
Fair value change recorded in other comprehensive income	(12)	0
Additions	162	13
Balance at end of year	$ 404	$ 251